1998 IMS HEALTH INCORPORATED REPLACEMENT PLAN
        FOR CERTAIN NON-EMPLOYEE DIRECTORS HOLDING COGNIZANT CORPORATION
                              EQUITY-BASED AWARDS


1.   Purpose of the Plan

     The purpose of the 1998 IMS Health Incorporated Replacement Plan for Certain Non-employee Directors Holding Cognizant Corporation Equity-Based Awards is to provide for the award of substantially identical replacement stock options to certain non-employee directors of IMS Health Incorporated, a Delaware corporation whose awards under the 1996 Cognizant Corporation Non-Employee Directors' Stock Incentive Plan were cancelled pursuant to the spinoff of the Company from Cognizant Corporation, a Delaware corporation and to certain retired non-employee directors who elect, pursuant to the Spinoff, to have the awards granted under the Cognizant Plan cancelled (the "Eligible Holders"). The Company expects that the Plan will aid the Company in attracting, retaining and compensating non-employee directors and to enable them to increase their ownership of Shares. The Plan will be beneficial to the Company and its shareholders since it will allow non-employee directors to have a greater personal financial stake in the Company through the ownership of Shares, in addition to underscoring their common interest with shareholders in increasing the value of the Shares on a long-term basis. It is the intention of the Company that the terms of the replacement awards will (i) substantially preserve the economic value of the cancelled Cognizant awards and (ii) except for the terms described in Sections 7, 8 and 9 of this Plan, remain substantially identical to the terms of the cancelled Cognizant awards.

2.   Definitions

     The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

     (a) Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

     (b) Awards: Replacement Options and Replacement Restricted Stock granted pursuant to the Plan.

     (c) Beneficial Owner: As defined in rule 13d-3 under the Act (or any successor rule thereto).

     (d)  Board: The Board of Directors of the Company.


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     (e)  Change in Control: The occurrence of any of the following events:

          (i) any Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then-outstanding securities;

          (ii) during any period of twenty-four months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2(e)(i),
          (iii) or (iv) of the Plan, (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or (C) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's securities) whose election by the Board or nomination for election by the Company's stockholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (iii) the  stockholders  of the  Company  approve any  transaction  or
          series  of   transactions   under  which  the  Company  is  merged  or
          consolidated with any other company, other than a merger or consolidation (A) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into



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          voting  securities of the  surviving  entity) more than 66 2/3% of the combined voting power of the voting  securities of the Company or such
          surviving  entity   outstanding   immediately  after  such  merger  or
          consolidation and (B) after which no Person holds 20% or more of the combined voting power of the then-outstanding securities of the Company or such surviving entity; or

          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     (f) Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

     (g)  Cognizant: Cognizant Corporation, a Delaware corporation.

     (h) Cognizant Plan: The 1996 Cognizant Corporation Non-Employee Directors' Stock Incentive Plan.

     (i)  Committee: The Compensation and Benefits Committee of the Board.

     (j)  Company: IMS Health Incorporated, a Delaware corporation.

     (k) Daily Average Trading Prices: The average of the high and low trading prices for stock on a given day.

     (l) Disability: Inability to continue to serve as a non-employee director of the Board due to a medically determinable physical or mental impairment which constitutes a permanent and total disability, as determined by the Committee (excluding any member thereof whose own Disability is at issue in a given case) based upon such evidence as it deems necessary and appropriate. An Eligible Holder shall not be considered disabled unless he or she furnished such medical or other evidence of the existence of the Disability as the Committee, in its sole discretion, may require.


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     (m)  Effective  Date:  The date on which the Plan takes effect,  as defined pursuant to Section 14 of the Plan.

     (n)  Eligible Holder: As such term is defined in Section 1 of the Plan.

     (o) Fair Market Value: On a given date, the arithmetic mean of the high and low prices of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or, if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith. If no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealers Automated Quotation System on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

     (p) Person: As such term is used in Section 13(d) or 14(d) of the Act (or any successor section thereto).

     (q) Plan: The 1998 IMS Health Incorporated Replacement Plan for Certain Non-Employees Directors Holding Cognizant Corporation Equity-Based Awards.

     (r) Replacement Option: A stock option granted pursuant to Section 7 of the Plan.

     (s)  Replacement  Restricted  Stock:  Restricted  stock granted pursuant to
          Section 8 of the Plan.


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     (t)  Retirement:  Termination  of  service  with  the  Company  after  such
          Eligible Holder has attained age 70, regardless of the length of such Eligible Holder's service; or with the prior written consent of the Committee (excluding any member thereof whose own Retirement is at issue in a given case), termination of service at an earlier age after the Eligible Holder has completed six or more years of service with the Company.

     (u) Shares: Shares of common stock, par value $.01 per share, of the Company.

     (v) Spinoff Date: The date on which the Shares are distributed to the shareholders.

     (w) Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).


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3.   Shares Subject to the Plan

     The total number of Shares which may be issued under the Plan is equal to the aggregate number of Shares to be issued as replacement awards, as calculated pursuant to Sections 7 and 8 of this Plan. The Shares may consist, in whole or in part, of unissued Shares or treasury shares. After the initial grant of awards, no further awards shall be granted under the Plan.

4.   Administration

     The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two "non-employee directors" within the meaning of Rule 16b-3 under the Act (or any successor rule thereto). The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Eligible Holders and their beneficiaries or successors).

5.   Eligibility

     Only Eligible Holders shall receive grants of replacement stock options under the Plan.

6.   Limitations

     Options hereunder shall only be granted in replacement of Cognizant Stock Options (as defined in Section 7(a) of the Plan) held by Eligible Holders immediately prior to the Spinoff Date.


7.   Terms and Conditions of Options

     Options granted under the Plan shall be non-qualified stock options for federal income tax purposes, as evidenced by the related Option agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:


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     (a) Generally.  As of the Spinoff, each unexercised stock option held by an
Eligible  Holder that was granted under the Cognizant  Plan (a "Cognizant  Stock
Option")  shall  be  cancelled,   and  such  Eligible  Holder  shall  receive  a
replacement stock option pursuant to this Plan. The number of Shares covered by each replacement stock option shall be determined by (i) multiplying the number of shares of Cognizant common stock covered by the cancelled Cognizant Stock Option by a fraction, the numerator of which is the average of the Daily Average Trading Prices of Cognizant common stock for the five consecutive trading days immediately preceding the first date on which Cognizant common stock is traded ex-dividend, and the denominator of which is the average of the Daily Average Trading Prices of the Shares for the five consecutive trading days starting on the first date on which the Shares are traded regular way (the "Cognizant Ratio") and (ii) rounding down the result to a whole number of shares. The option price of each replacement stock option shall be determined by dividing the option price of the cancelled Cognizant Stock Option by the Cognizant Ratio. Unless otherwise specified in this Plan, all other terms of the replacement stock options shall remain substantially identical to those of the cancelled Cognizant Stock Options as set forth in the Cognizant Plan and related option agreement(s).

     (b) Exercisability. Except as set forth in the Plan, stock options granted under the Plan shall have substantially identical terms as those of the stock options originally granted under the Cognizant Plan; provided, however, that in no event shall a replacement stock option be exercisable more than ten years after the date the original option was granted under the Cognizant Plan.

     (c) Exercise of Options. Except as otherwise provided in the Plan or in a related Option agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of
Section 7 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, (A) the date payment is received by the Company pursuant to clauses (i), (ii) or (iii) in the following sentence or (B) the date of sale by a broker of all or a portion of the Shares being purchased pursuant to clause (iv) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Eligible Holder (i) in cash, (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee, (iii) partly in cash and partly in such Shares or (iv) through the delivery of irrevocable instructions to a broker to


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deliver  promptly to the Company an amount equal to the  aggregate  Option Price for the Shares being purchased. No Eligible Holder shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Eligible Holder has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

     (d) Exercisability Upon Termination of Service by Death. If an Eligible Holder's service with the Company and its Subsidiaries terminates by reason of death after the date of grant of an Option, (i) the unexercised portion of such Option shall immediately vest in full and (ii) such portion may thereafter be exercised during the shorter of (A) the remaining stated term of the Option or
(B) five years after the date of death.

     (e) Exercisability Upon Termination of Service by Disability or Retirement. If an Eligible Holder's service with the Company and its Subsidiaries terminates by reason of Disability or Retirement after the date of grant of an Option, (i) the unexercised portion of such Option shall immediately vest in full and (ii) such portion may thereafter be exercised during the shorter of (A) the remaining stated term of the Option or (B) five years after the date of such termination of service; provided, however, that if an Eligible Holder dies within a period of five years after such termination of service, the unexercised portion of the Option may thereafter be exercised, during the shorter of (i) the remaining stated term of the Option or (ii) the period that is the longer of (A) five years after the date of such termination of service or (B) one year after the date of death.

     (f) Effect of Other Termination of Service. If an Eligible Holder's service with the Company and its Subsidiaries terminates for any reason other than death, Disability or Retirement after the date of grant of an Option as described above, the unexercised portion of an Option may thereafter be exercised during the period ending ninety days after the date of such termination of service, but only to the extent to which such Option was exercisable at the time of such termination of service.

8.   Terms and Conditions of Restricted Stock

     As of the Spinoff Date, Cognizant Restricted Stock and IMS Health Restricted Stock held by an Eligible Holder shall be forfeited, and such Eligible Holder shall receive replacement restricted stock pursuant to this Plan. The number of shares of



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restricted  stock shall equal (i) the number of shares of  forfeited  IMS Health
Restricted Stock plus (ii) the number of shares of forfeited Cognizant Restricted Stock multiplied by a fraction, the numerator of which is the average of the Daily Average Trading Prices of Cognizant common stock for the five consecutive trading days starting on the ex-dividend trading date, and the denominator of which is the average of the Daily Average Trading Prices of the Shares for the five consecutive trading days starting on the first date on which the Shares are traded regular way. Unless otherwise specified in this Plan, all other terms of the replacement restricted stock shall remain substantially identical to those of the forfeited Cognizant Restricted Stock as set forth in
the  applicable   Cognizant  Plans  and  related   Cognizant   Restricted  Stock
agreement(s).

9.   Adjustments Upon Certain Events

     Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

     (a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends, the Committee, in its sole discretion and without liability to any person, may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Option Price and/or (iii) any other affected terms of such Awards.

     (b) Change in Control. In the event of a Change in Control, the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Award (including, without limitation, (i) the acceleration of an Award, (ii) the payment of a cash amount in exchange for the cancellation of an Award and/or
(iii) the requiring of the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted hereunder) as of the date of the consummation of the Change in Control.

10.  Successors and Assigns

     The Plan shall be binding on all successors and assigns of the Company and an Eligible Holder, including without limitation,



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the estate of such Eligible Holder and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Eligible Holder's creditors.

11.  Amendments or Termination

     The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of any Eligible Holder under any Award theretofore granted without such Eligible Holder's consent.

12.  Nontransferability of Awards

     An Award shall not be transferable or assignable by the Eligible Holder otherwise than by will or by the laws of descent and distribution. During the lifetime of an Eligible Holder, an Award shall be exercisable only by such Eligible Holder. An Award exercisable after the death of an Eligible Holder may be exercised by the legatees, personal representatives or distributees of the Eligible Holder. Notwithstanding anything to the contrary herein, the Committee, in its sole discretion, shall have the authority to waive this Section 12 (or any part thereof) to the extent that this Section 12 (or any part thereof) is not required under the rules promulgated under any law, rule or regulation applicable to the Company.

13.  Choice of Law

     The Plan shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

14.  Effectiveness of the Plan

     The Plan shall be effective as of the Spinoff Date.